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                                                         EXHIBIT 10.12
                           MASTER CAPACITY AGREEMENT

                                    BETWEEN

                       MCI TELECOMMUNICATIONS CORPORATION

                                      AND

                                TIME WARNER AxS

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                               TABLE OF CONTENTS

IA.       ASSIGNMENT AND ASSUMPTION BY AFFILIATES .......................  - 2 -

IB.       DEFINITIONS ...................................................  - 3 -

II.       TERM AND TERMINATION ..........................................  - 5 -

III.      CAPACITY AVAILABILITY .........................................  - 6 -

IV.       PAYMENT FOR CAPACITY ..........................................  - 7 -

V.        AUTHORITY, REPRESENTATIONS AND PERFORMANCE OF EQUIPMENT ....... - 10 -

VI.       CAPACITY SPECIFICATIONS, MAINTENANCE, REPAIR AND
          TESTING ....................................................... - 12 -

VII.      COLLOCATION OF EQUIPMENT ...................................... - 12 -

VIII.     CAPACITY INTERRUPTION, LIMITATIONS OF WARRANTY AND
          DAMAGES ....................................................... - 14 -

IX.       INDEMNIFICATION ............................................... - 15 -

X.        DEFAULT ....................................................... - 16 -

XI.       INFRINGEMENT .................................................. - 17 -

XII.      REQUIRED RIGHTS ............................................... - 17 -

XIII.     FORCE MAJEURE ................................................. - 18 -

XIV.      TAXES ......................................................... - 18 -

XV.       NOTICES ....................................................... - 19 -

XVI.      CONFIDENTIALITY ............................................... - 20 -

XVII.     WAIVER ........................................................ - 20 -

XVIII.    GOVERNING LAW ................................................. - 20 -

XIX.      ASSIGNMENT .................................................... - 20 -

XX.       NON-DISCLOSURE OF COMMUNICATIONS .............................. - 21 -

XXI.      NON-EXCLUSIVE ARRANGEMENT ..................................... - 21 -

XXII.     INSURANCE AND LIABILITY ....................................... - 21 -

XXIII.    AUTHORITY ..................................................... - 22 -

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XXIV.     GENERAL PROVISIONS ............................................ - 22 -

XXV.      ARBITRATION ................................................... - 23 -

XXVI.     ENTIRE AGREEMENT .............................................. - 24 -

EXHIBIT A         TECHNICAL SPECIFICATIONS
EXHIBIT B         SERVICE AGREEMENT
EXHIBIT C         BUILDING LIST
EXHIBIT D         REQUIREMENTS FOR AUTOMATED INTERFACE WITH MCI
EXHIBIT E         PRICING
EXHIBIT F         CONFIDENTIALITY AGREEMENT
EXHIBIT G         PERFORMANCE AND MAINTENANCE
EXHIBIT H         PROVIDER RESPONSIBILITIES AND SYSTEM CRITERIA

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                            MASTER CAPACITY AGREEMENT

      THIS AGREEMENT is made and entered into as of the 12th day of September 1994, by and between MCI Telecommunications Corporation, a Delaware corporation, having an office at 1133 Nineteenth Street, N.W., Washington, D.C. 20036 (hereinafter referred to as "MCI"), and Time Warner AxS, a Delaware general partnership, having an office at 160 Inverness Drive, West, Englewood, CO 80112 (hereinafter referred to as "Provider")

                                    RECITALS

      WHEREAS, Provider is affiliated with a series of limited partnerships or other entities, which own and/or operate communications facilities in various metropolitan areas and constitute Affiliates (as defined below);

      WHEREAS, Provider, through Affiliates, has or will have a communication network in the metropolitan area(s) identified herein with which Provider has or will have the capability to furnish special access services to MCI, as MCI, in its sole discretion, may require for the purpose of fulfilling certain interconnection requirements for its customers;

      WHEREAS, Provider and MCI have entered into this Agreement for the purpose of setting forth those terms and conditions under which Provider's Affiliates will furnish MCI with requested interconnection services;

      WHEREAS, Provider and MCI also agree that they may enter into separate capacity agreements (hereinafter referred to collectively or singly as the "Service Agreement") for each MCI circuit requirement not otherwise available to MCI under the procedures set forth in this Agreement which Service Agreement shall incorporate the terms, conditions and covenants of this Agreement and shall also set forth the terms and provisions unique to each such circuit requirement; and

      WHEREAS, MCI and Provider acknowledge and agree that the services to be provided hereunder shall be provided by the Affiliates in the respective territories in which they operate pursuant to an assignment of rights and delegation of obligations hereunder as described in Article IA hereof.


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      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and in consideration of the covenants and agreements contained in any Service Agreement, the parties hereto hereby agree as follows:

      IA. ASSIGNMENT AND ASSUMPTION BY AFFILIATES

            1A.1 Provider shall designate, from time to time, its Affiliates that own and/or operate telecommunications facilities in various metropolitan areas to provide Capacity and services under this Agreement. Such designation shall constitute an assignment and assumption of all of Provider's rights and responsibilities related to the provision of such specific Capacity (including without limitation the responsibility to provide and maintain Capacity in accordance with the specifications set forth in this Agreement, the right to collocate equipment and the right to receive payment therefor) and no other rights or responsibilities under this Agreement; provided that Provider shall invoice for services rendered and may exercise and enforce other rights on behalf of such Affiliates. Notwithstanding such assignment and assumption, Provider shall manage the ASR and Service Agreement acceptance process, as set forth in Article III, on behalf of its Affiliates. Provider and all such Affiliates shall be deemed to be a single entity for purposes of pricing under this Agreement (Exhibit E). All references to "Provider" throughout this Agreement shall be interpreted to apply to "Affiliates" if in context and consistent with the guidelines set forth in this Article IA.

            1A.2 Provider shall only be jointly and severally liable for any monetary obligations. Provider shall not be liable for any obligations of any Partly Owned Affiliate, and MCI hereby releases Provider from and agrees to look only to each Partly Owned Affiliate for payment and performance of any of its respective obligations under this Agreement (including liability credits under Article VIII).

            1A.3 MCI shall be deemed to have approved without further action under this Agreement any such assignment to and assumption by a Wholly Owned Affiliate. Prior to the first such assignment to and assumption by a Partly Owned Affiliate, Provider shall notify MCI of the identity of such Partly Owned Affiliate and shall provide MCI, within a reasonable time, with such other information on the Partly Owned Affiliate, as MCI shall reasonably request. Upon notification by Provider, MCI may withhold its acceptance of an assignment to a Partly Owned Affiliate in its sole discretion. If MCI accepts the designation and assignment to such Partly Owned Affiliate, then Provider shall be entitled to assign rights and delegate obligations under this Agreement to such Partly Owned Affiliate for Capacity requested by MCI. Upon MCI's acceptance of the assignment and delegation, the acceptance shall


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remain in effect for all subsequent assignments and assumptions by such Partly
Owned Affiliates until MCI notifies Provider in writing at least ten (10) days in advance of its desire to terminate the MCI assignment approval. No change in the ownership status of an Affiliate shall be effective for purposes of this Agreement unless and until Provider has provided ten (10) days prior written notice of such change to MCI (and, if required in this paragraph 1.A.3, obtained the consent of MCI), or shall affect the liability of Provider for obligations of an Affiliate incurred prior to the effective date of such change of status. No withdrawal of designation by Provider, or approval by MCI, of a Partly Owned Affiliate shall affect any ASR or Service Agreement then in effect that had been assigned to and assumed by such Partly Owned Affiliate prior to the effective date of such withdrawal of designation or approval.

            1A.4 To the extent set forth in paragraph 1A.2, no Affiliate shall be jointly and severally liable for any obligation of any other Affiliate or of Provider under this Agreement. With regard to Articles X, XII and XIII, MCI's rights to terminate this entire Agreement as specified in Articles X, XII and XIII shall be deemed to be limited to (i) all ASRs and Service Agreements assigned to Wholly Owned Affiliates, with respect to any default by a Wholly Owned Affiliate; and (ii) all ASRs and Service Agreement assigned to a particular Partly Owned Affiliate, with respect to a default by such Partly Owned Affiliate.

            1A.5 MCI hereby accepts and approves the assignment of this Agreement to the following Partly Owned Affiliates: Charlotte AxS, L.P., Kansas City Fiber Network, L.P., and MetroComm AxS, L.P.

      IB. DEFINITIONS

            1B.1 "Affiliate" shall mean a Wholly Owned Affiliate or a Partly Owned Affiliate.

            1B.2 "Capacity" shall mean dedicated telecommunications Circuits (as hereinafter defined) Provider furnishes to MCI between Demarcation Points under the terms of this Agreement.

            1B.3 "Circuit" shall mean any individual DS-0, DS-1 or DS-3 or other data transmission service Provider furnishes to MCI under the terms of this Agreement.


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            1B.4 "Confidential Information" shall mean any materials defined as confidential or proprietary in any Confidentiality Agreement entered into between the parties, and: a) all requests for service quotations for Capacity and the contents thereof, including, but not limited to, the identity and location of MCI's Customers (as hereinafter defined); b) all responses to requests for quotations and Capacity, and the contents thereof, which Provider submits to MCI; and c) all information one party provides to the other, if the disclosing party clearly identifies such information as being confidential or proprietary prior to disclosure or which is identified as such to the receiving party, in writing, within ten (10) days after disclosure.

            1B.5 "Customer" shall mean any corporation, company, entity or person to which MCI furnishes Capacity or service, either under tariff or contractual arrangement.

            1B.6 "Demarcation Point" shall mean the point of interconnection between the Network (as hereinafter defined) and MCI's telecommunications equipment, as well as the interface between the Provider's telecommunications facilities and Customer's telecommunications facilities. Provider shall be responsible for all equipment required for provision of service between the Network and a Customer's telecommunications equipment.

            1B.7 "Interconnection Facilities" shall mean all local access facilities if any between a Demarcation Point and Customer's telecommunications equipment.

            1B.8 "LEC" shall mean any company responsible for the provisioning of local access lines owned and operated by a Regional Bell Operating Company or an independent telephone company which has historically held the rights to provide such services in their franchised territory.

            1B.9 "MCI" shall mean MCI Telecommunications Corporation, MCI Communications Corporation, and all subsidiaries, affiliates, successors and assigns.

            1B.10 "Network" shall mean any telecommunications links utilized by or necessary to Provider in order to furnish the Capacity.

            1B.11 "Partly Owned Affiliate" shall mean a partnership, corporation or other entity that is under partial common control with Provider, that has agreed to accept and assume the rights and responsibilities of providing Capacity and related services hereunder in a specific territory and that has been accepted by MCI as a Partly Owned Affiliate in accordance with Article IA.


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            1B.12 "Provider" shall mean Time Warner AxS or its Affiliates as set forth in Article IA above.

            1B.13 "SECABS" shall mean Small Exchange Carrier Access Billing System as defined by Bellcore Special Publication Number SROPT-001-856.

            1B.14 "Wholly Owned Affiliate " shall mean any person or entity for which Provider is the sole general partner and that is under 100% common control with Provider.

            Unless otherwise expressly defined, all other terms used in this Agreement shall be accorded their usual and customary meanings.

      II. TERM AND TERMINATION

            2.1 The term of this Agreement shall commence as of the date hereof and shall continue either: (a) for a period of five (5) years, or (b) until final termination of any active Service Agreement or ASR (as hereinafter defined) entered into in accordance with this Agreement, whichever is later.

            2.2 The initial term of each ASR or Service Agreement shall commence on the date upon which the Capacity described in the ASR or Service Agreement is available for use. The initial term of the ASR or Service Agreement shall expire at the end of the period set forth in the ASR or Service Agreement.

            2.3 MCI shall have the right, in its sole discretion, to cancel any ASR or Service Agreement twenty-four (24) hours after written notice to Provider. Unless the ASR or Service Agreement is cancelled for breach as provided for elsewhere in the Agreement, MCI shall remain liable for any termination liabilities associated with the cancelled ASR or Service Agreement. In the event MCI exercises its right to cancel any ASR or Service Agreement, the terms and conditions of this Agreement shall nevertheless remain in effect until termination of the last active ASR or Service Agreement.

            2.4 Upon termination of this Agreement, all rights of MCI to the Capacity shall cease and Provider shall have no further obligations to MCI with respect to furnishing the Capacity.


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      III. CAPACITY AVAILABILITY

            3.1 Provider shall make available to MCI, in response to any electronically transmitted requests from MCI, Capacity as specifically provided for in any ASR or Service Agreement which may be entered into by the parties, subject to the terms of this Agreement. A sample form of the Service Agreement is attached hereto as Exhibit B.

            3.2 The metropolitan areas and building locations in which Provider's Network is currently able to furnish Capacity to MCI are listed in Exhibit C attached hereto and made a part hereof. Provider shall have the right, at any time and from time to time during the term of this Agreement, to provide MCI with a revised list of metropolitan areas and building locations, in a format acceptable to MCI. Upon receipt by MCI, any such revised list shall be automatically attached hereto as an amended Exhibit C.

            3.3 To order Capacity to be furnished at a building location included in Exhibit C, MCI shall electronically submit an Access Service Request (herein referred to as "ASR") to Provider, including the requested date of service. Within five (5) business days after receipt of the ASR, Provider shall electronically issue a Firm Order Commitment (hereinafter referred to as "FOC") to MCI. MCI shall have the right, in its sole discretion, to cancel the ASR, without incurring any termination liability, at any time prior to receiving the FOC or in the event the Capacity is not provided by the in-service date set forth in the FOC, unless the delay in providing the service is directly attributable to MCI or its Customer for the requested Capacity. In the event the Capacity is not provided by the in-service date set forth in the FOC, and the delay in providing the service is not directly attributable to MCI or its Customer, and MCI chooses not to cancel the ASR, Provider will waive non-recurring charges associated with the Capacity ordered. Under no circumstances shall MCI be billed for use of a circuit prior to installation. The requirements for electronically issuing an ASR and an FOC are further defined in Exhibit D attached hereto and made a part hereof. For the first ninety (90) days of the term of this Agreement, the parties may continue to use Provider's current method for receiving service orders and returning order commitments. Provider shall use its best efforts to transition its access service ordering system to conform to the requirements set forth in Exhibit D within ninety (90) days of the date of this Agreement; provided, however, that Provider must transition its access service ordering system no later than one hundred eighty (180) days after the date of this Agreement.

            3.4 To order Capacity to be furnished at a location not included in Exhibit C, MCI shall submit a service request to Provider, including a requested date of service. Within five (5) business days after receipt of the service request, if Provider will be able to furnish such Capacity, Provider shall issue a


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service request confirmation to MCI, along with an estimated date on which the
Capacity can be made available to MCI. Within ten (10) business days after receipt of the service request confirmation, MCI shall have the right, in its sole discretion, to either: (a) notify Provider that the availability date is not acceptable and cancel the service request at no cost to MCI or request Provider to submit a new service request confirmation, or (b) notify Provider that the availability date is acceptable. In the event MCI chooses option (a) and requests Provider to submit a new service request confirmation, the procedures and the time periods for responses set forth in this paragraph 3.4 shall again be applicable to MCI's request. In the event MCI chooses option (b), MCI shall submit an ASR to Provider which includes the estimated date from the service request confirmation. Within five (5) business days after receipt of the ASR, Provider will issue a FOC to MCI and shall immediately begin making all arrangements necessary to insure that the Capacity will be available for MCI's use by the estimated availability date. If the terms or pricing for Capacity differ from those stated in Exhibit E, the parties shall execute a Service Agreement for the Capacity within twenty (20) days from the date Provider notifies MCI of the actual availability date for the Capacity; provided, however, that MCI shall have the right, in its sole discretion, to cancel the Service Agreement, without incurring any termination liability, in the event the Capacity is not furnished within thirty (30) days after the in-service date set forth in the Service Agreement, provided that neither MCI nor its Customer is the direct cause of the delay. Notwithstanding the aforementioned, in the event that a Customer cancels its requirement for Capacity after the in-service date has passed, but before the Capacity has been furnished by Provider and neither MCI nor its Customer is the direct cause of the delay, MCI shall have the right, in its sole discretion, to cancel the accompanying Service Agreement for that Capacity without incurring any termination liability.

      IV. PAYMENT FOR CAPACITY

            4.1 The monthly recurring charges for the Capacity shall be at the rates set forth in Exhibit E, attached hereto and made a part hereof, net of any discounts provided for in Exhibit E, and shall be payable by MCI by the next bill date (same day in the following month as the bill date) in immediately available funds. If such payment due date would cause payment to be due on a Saturday, Sunday, or Legal Holiday, payment for such bills would be due as follows: if such payment due date falls on a Sunday or on a Legal Holiday, the payment due date shall be the first non-Holiday date following such Sunday or Legal Holiday. If such payment due date falls on a Saturday or on a Legal Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Legal Holiday. If any portion of the payment is received by the


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Provider after the payment due date as set forth above, or if any portion of the payment is received by the Provider in funds which are not immediately available to the Provider, then a late payment charge shall be due the Provider. The late payment charge will be applied to the portion of the payment not received by the payment due date. The late payment charge shall be 1% per month (.000329 per day) or 12% annually. This charge will be applied for the number of days from the payment due date to and including the date MCI actually makes the payment to the Provider. However, if for reasons outside the control of MCI (including, but not limited to, a computer system failure), a payment is delayed but received within two weeks of the payment due date, late payment charges will be waived. The charges for Capacity will begin to accrue on the date the Capacity is available for use. Provider will submit monthly invoices as directed by MCI, which invoice(s) will include all the Capacity furnished to MCI as of the date of the invoice(s). The invoice(s) submitted by Provider to MCI shall be prepared utilizing the SECABS billing guidelines, and must be rendered to MCI within fifteen (15) days after the close of the billing period. Under no circumstances shall MCI be liable for any charges which are not billed to MCI within ninety
(90) days after the charges were initially incurred. For the first ninety (90) days of the term of this Agreement, Provider may continue to use its current standard billing procedures. Provider must transition its billing system to the SECABS billing system within ninety (90) days of the date of this Agreement.

            4.2 The non-recurring fee set forth in Exhibit E will be included in the first monthly invoice submitted to MCI after Provider has furnished the Capacity specified in the applicable FOC.

            4.3 MCI shall have the right to dispute any charges for which it is invoiced by Provider. In the event MCI disputes any such invoice or portion thereof, MCI shall promptly pay that portion of the invoice which is undisputed. MCI shall have the right to withhold payment of any disputed amount, provided that MCI gives Provider notice of the amount and reason for the dispute in accordance with the provisions of paragraph 25.1 herein. All claims must be submitted within * of receipt of billing for those services. If a claim is not submitted as stated above, MCI waives all rights to filing a claim thereafter. If the dispute is resolved in favor of MCI and MCI has withheld the disputed amount, no interest credits or charges will apply. If the dispute is resolved in favor of MCI and MCI has paid the disputed amount, MCI will receive an interest credit from the Provider for the disputed amount times a late payment factor as set forth in paragraph 4.1 herein. In the event the Provider agrees to refund a credit by check or wire transfer, interest will be applied up to and including the date of issuance for either the check or wire transfer. If the dispute is resolved in the favor of the Provider and MCI has paid the disputed amount on or before the payment due


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date, no interest credit or charges will apply. If the dispute is resolved in the favor of the Provider and MCI has withheld the disputed amount, any payments withheld pending settlement of the disputed amount will be subject to the late payment charge as set forth in paragraph 4.1 herein; however, interest charges shall not apply to any period of time required by Provider to research and validate invoice disputes. All invoicing disputes that cannot be resolved to the mutual satisfaction of Provider and MCI shall be resolved in accordance with the provisions of Article XXV herein. Notwithstanding any provisions contained in this Agreement to the contrary, MCI's failure to pay any disputed invoice or portion thereof shall not be considered a breach of the terms and provisions of this Agreement.

            4.4 The rates for furnishing the Capacity to MCI throughout the term of this Agreement are set forth in Exhibit E. Under no circumstances during the term of this agreement shall the price MCI pays to Provider for Capacity be more than 90% of the tariffed prices MCI can obtain from the LEC serving the same locations as Provider (Provider mileage for individual Circuits shall conform to the mileage component assigned to the individual Circuit by the LEC) assuming the LEC is used for all MCI access requirements (MCI LEC Price). In the event of a LEC tariff change, both parties will work together to establish new pricing. Provider shall modify the applicable rates in Exhibit E within seventy-five (75) days of such LEC tariff change. This change will be effective on the date of the LEC tariff change.

In the event of changes in the rates in Exhibit E resulting from changes in the factors used by MCI to calculate the MCI LEC Price, the changes to the rates in Exhibit E will be effective on the date MCI notifies Provider of the change in calculation of the MCI LEC Price.

Notwithstanding the provisions of the foregoing sentence, however, in the event Provider issues a revised schedule of rates resulting in a decrease in pricing, all Capacity furnished to MCI by Provider pursuant to this Agreement shall be subject to such decreased pricing schedule.

            4.5 * In the event Provider * then Provider will * . As used in the paragraph 4.5, the phrase "prices, terms and conditions" and * shall include considerations of * and any other contract term which * may not be construed as violations of this paragraph 4.5.


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If it is determined that Provider has not fully complied with the terms of this
Paragraph 4.5, Provider shall * .

      V. AUTHORITY, REPRESENTATIONS AND PERFORMANCE OF EQUIPMENT

            5.1 Each Affiliate providing Capacity in any territory warrants and represents that it is authorized by all applicable federal, state and local laws, regulations and ordinances to furnish such Capacity and hereby agrees to indemnify and hold harmless MCI and MCI's Customers from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) for any demand, claim, suit or judgment against MCI and/or MCI's Customers attributable to such Affiliate not having or losing such authorizations.

            5.2 MCI warrants and represents that is authorized by all applicable federal, state and local laws, regulations and ordinances to enter into this Agreement and perform its obligations hereunder and hereby agrees to indemnify and hold harmless Provider from and against any and all loss, liability, damage and expense (including reasonable attorney's fees) for any demand, claim, suit or judgment against Provider attributable to MCI not having or losing such authorizations.

            5.3 Each Affiliate providing Capacity in any territory represents and warrants to MCI that it has authority to do business in the areas in which such Affiliate furnishes Capacity to MCI as set forth in Exhibit C and the right to furnish the Capacity to MCI, and that it is an entity, duly organized, validly existing and in good standing under the laws of the state of its origin, with all requisite power to enter into and perform its obligations under this Agreement in accordance with its terms.

            5.4 MCI represents and warrants that it is an entity, duly organized, validly existing and in good standing under the laws of the state of its origin, with all requisite power to enter into and perform its obligations under this Agreement in accordance with its terms.

            5.5 Each Affiliate represents and warrants to MCI that the Capacity furnished by it under the terms of this Agreement and any Service Agreement shall be designed, produced, installed, provided and maintained in conformance and compliance with applicable federal, state and local laws, administrative and regulatory requirements and any other authorities having jurisdiction over the subject matter of this Agreement. Provider


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or its Affiliates shall be responsible for applying for, obtaining and maintaining all registrations and certifications which may be required by such authorities.

            5.6 Each Affiliate represents and warrants to MCI that it will use its best efforts to ensure the Capacity it furnishes to MCI shall meet the specifications contained herein as defined in Exhibit A and H except for scheduled maintenance (as described in Exhibit G). Outages resulting from scheduled maintenance shall not exceed one (1) cumulative hour per consecutive thirty (30) day period with respect to any single Circuit.

            5.7 Provider or its Affiliates shall obtain any authorizations and approvals necessary to furnish the Capacity to MCI. In the event of a conflict between the terms of this Agreement and/or any Service Agreement and any tariff which Provider's Affiliates or MCI may file pursuant to any federal or state law, rule or regulation, the terms of any such tariff shall control unless otherwise exempted by statue; provided, however, that to the extent lawfully required, each Affiliate represents and warrants that there are no such conflicts on the date hereof regarding services to be provided by it, and covenants it will permit no such conflicts unless the new terms are expressly agreed to by MCI. Notwithstanding the termination provisions set forth in paragraph 2.3 herein, if the provisions of any tariff alter the terms and conditions of this Agreement and/or any Service Agreement materially and adversely to either party, the affected party may terminate this Agreement and/or any affected Service Agreement(s) upon thirty (30) days notice to the other party, without incurring any termination liability, for a period of one hundred eighty (180) days after written notice of such tariff change.

            5.8 Each party agrees that neither its equipment nor the Circuit(s) associated with the Capacity shall interfere with or impair any other services or facilities furnished by the other party including, but not limited to, damage to the other's plant, unlawful impairment of the privacy of any communications transmitted over the Capacity, or creation of a hazard to any employees or customers or to the public. If a party determines that any such impairment or interference exists, such party shall provide written notice to the other. The aforementioned notice shall state, if known, the nature and cause of the interference or impairment in sufficient detail to allow the damaging party to take immediate remedial measures including, but not limited to, blockage of the other party's network associated with the Capacity as provided for in paragraph
6.5 herein. If additional equipment is required because of the damaging party's misuse of the Capacity, the damaging party shall bear the cost thereof. The damaged party shall have the right to inspect any such equipment to determine its compliance and compatibility with the damaged party's network.


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      VI. CAPACITY SPECIFICATIONS, MAINTENANCE, REPAIR AND TESTING

            6.1 Provider represents, covenants and warrants to MCI that it shall, at all times, comply with the provisions of Exhibits G and H attached hereto and made a part hereof.

            6.2 Provider warrants, covenants and represents that the Capacity it furnishes to MCI shall meet the technical specifications set forth in Exhibit A (hereinafter referred to as the "Specifications")

            6.3 Provider shall be responsible for maintaining and repairing the Network in accordance with the procedures set forth in Exhibit G. MCI is prohibited from performing any maintenance and repair on the Network, other than set forth expressly in Exhibit G, without the express written authorization of Provider. Upon request from MCI, Provider shall furnish, install, test, maintain and repair any Interconnection Facilities in a Customer location, at Provider's sole cost and expense, in accordance with reasonable industry standards, including, but not limited to, those procedures set forth in paragraph 2.9 of Exhibit G.

            6.4 Provider shall report, investigate and correct any failure, interruption or impairment of the Capacity in accordance with the procedures set forth in Exhibit G.

            6.5 The parties agree that if either party, in its sole discretion, determines that any emergency action is necessary to protect its own telecommunications network, that party may block any signals the other party may be transmitting over the blocking party's network. In the event MCI blocks Provider's Circuit(s) and/or Capacity because such Circuit(s) and/or Capacity do not meet the parameters of the specifications set forth in Exhibit A, MCI shall be relieved of all obligations to make payments for charges relating to such Circuit(s) and/or Capacity until such time as the affected Circuit(s) and/or Capacity meet the Specifications. Each party agrees that it will notify the other, as soon as practicable, when a blockage occurs and both parties agree to work diligently towards restoration of the affected Circuits and/or Capacity. Neither party shall have any obligation to the other party for any claim, judgment or liability resulting from such blockage, except as otherwise provided in this paragraph 6.5.

      VII. COLLOCATION OF EQUIPMENT

            7.1 Subject to MCI's approval, which approval may be withheld in MCI's sole discretion, Provider shall be permitted to install its equipment at MCI locations provided that such equipment shall be used solely for the purpose of providing access facilities to interconnect the Capacity and, if applicable, to interconnect the services acquired by Customer directly from Provider, to MCI's telecommunications network. Any equipment installed by Provider must be MCI lab-approved. Any equipment Provider is permitted to install at an MCI location shall be maintained and repaired by Provider. MCI will allow Provider access to its equipment for the purpose of maintenance and repair of equipment, and testing the Circuits and the Capacity, but only in accordance with procedures which MCI, in its sole discretion, deems to be appropriate, including, but not limited to, those procedures set forth in paragraph 2.9 of Exhibit G. For each MCI location in the metropolitan areas set forth in Exhibit C, the parties shall prepare a detailed scope of work, including a designation of the space at the MCI location within which Provider will install its equipment and a list of the equipment Provider intends to install, which scope of work as amended from time to time shall be attached to this Agreement as a part of Exhibit C. Subject to all required approvals and the availability of sufficient space, MCI will provide, at MCI's cost, reasonable space, power and environmental conditions including, but not limited to, equipment space, battery space and conduit space, air conditioning and fire protection, as necessary to facilitate said interconnection.

            7.2 The parties agree that if Provider installs equipment at MCI locations in accordance with paragraph 7.1 herein, Provider will make the equipment available as a bailment and title to the equipment will remain with Provider. MCI shall have no right, title or interest therein. MCI will keep Provider's equipment free and clear of all liens, security interest and encumbrances. MCI shall have the right to relocate Provider's equipment for MCI's convenience due to MCI's networking requirements; provided however, MCI will provide Provider with as much notice as practicable under the circumstances prior to relocating Provider's equipment. If the schedule and operating conditions merits it, in MCI's sole discretion, MCI may allow Provider to coordinate relocation activities with the appropriate MCI representative and perform the relocation work on its own equipment. If MCI relocates the Provider's equipment within the space, the relocation will be at MCI's sole cost and expense; provided, however, if the Provider's equipment is moved by the Provider or is moved to another location, the relocation will be at the Provider's sole cost and expense. For purposes of this Paragraph 7.2 and in order to facilitate coordination, the parties will name appropriate field level contacts and provide their respective telephone numbers within thirty (30) days after execution of this Agreement.

            7.3 Provider understands and agrees that permission to install its equipment at an MCI location is not intended to and shall not be deemed to grant Provider any property rights in the location. In the event, however, that this arrangement shall be construed by the owner of the building in which the location is situated to be such a grant and if the owner of the building asserts such a grant to be a violation of the lease under which MCI occupies the location, Provider agrees, upon request of MCI, to either enter into an agreement approved by said owner or immediately remove its equipment. MCI agrees to cooperate with Provider in obtaining the approvals Provider may need to obtain from any building owner.

      VIII. CAPACITY INTERRUPTION LIMITATIONS OF WARRANTY AND DAMAGES

            8.1 For interruptions of the Capacity * , unless such interruption is the result of any act or omission of MCI or Customer, or the failure of MCI or Customer to allow Provider access to premises where repair of interruption is necessary, or suspension of Capacity by Provider as permitted under the terms of this Agreement. *

            *
            -------------------------------          ------
            *

            *

Notwithstanding the termination provisions of paragraph 2.3 herein or the default provisions of Article X herein, if any Circuit included in the Capacity cannot meet the Specifications * , MCI may *, at MCI's discretion, * for comparable services.

In addition, if Provider has identified a location listed on Exhibit C, Building List, as being serviced by a self-healing fiber ring, * to such location in the event that * . In no event, however, shall * during a particular month at a location serviced by a self-healing ring * during that particular month.

Once a location has been identified by Provider as being serviced by a self-healing ring, that location will be subject to the * listed above for the term of this Agreement.

            8.2 THE FOREGOING SHALL BE * , HOWEVER LONG IT SHALL LAST AND REGARDLESS OF THE CAUSE, UNLESS SUCH LOSS OR DAMAGE IS DUE TO PROVIDER'S WILLFUL OR NEGLIGENT ACTS OR OMISSIONS.

            8.3 IN NO EVENT SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO THE OTHER PARTY, TO CUSTOMERS OF A PARTY OR TO ANY THIRD PARTIES FOR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES TO THE OTHER PARTY, TO THE CUSTOMERS OF A PARTY OR TO A THIRD PARTY INCLUDING, WITHOUT LIMITATION, THOSE BASED ON LOSS OF SERVICE, REVENUES, PROFITS OR BUSINESS OPPORTUNITIES, WHETHER OR NOT PROVIDER OR MCI HAD OR SHOULD HAVE HAD ANY ACTUAL OR CONSTRUCTIVE KNOWLEDGE THAT SUCH THAT SUCH DAMAGES MIGHT BE INCURRED BY A PARTY, CUSTOMERS OF A PARTY, OR ANY THIRD PARTIES.

      IX. INDEMNIFICATION

            9.1 Provider shall indemnify and hold MCI and its Customers harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) arising out of any demand, claim, suit or judgment, for damages to any property or bodily injury to or death of any persons, including, but not limited to, customers, agents and employees of either party hereto (including payment under any worker's compensation law or under any plan for employee disability and death benefits) which may arise out of or be caused by any act or omission of Provider.

            9.2 MCI shall indemnify and hold Provider harmless from and against any and all loss, liability, damage and expense (including reasonable attorneys' fees) arising out of any demand, claim, suit or judgment, for damages to any property or bodily injury to or death of any persons, including, but not limited to, customers, agents and employees of either party hereto (including payment under any workers' compensation law or under any plan for employee disability and death benefits) which may arise out of or be caused by any act or omission of MCI.

            9.3 If any claim arises to which the provisions of this Article IX may be applicable, the party against whom such claim is made shall immediately upon learning of such claim, notify the other party. Such other party, at its option, may settle or compromise such claim or retain counsel of its own choosing and control and prosecute the defense. In no event shall the party against whom the claim is asserted have the right to pay, settle or otherwise compromise such claim without the prior written consent of the party who may be obligated for such indemnity and the parties hereto agree that they will not unreasonably withhold their consent to such payment, settlement or compromise.

      X. DEFAULT

            10.1 Except for Provider's obligations to furnish the Capacity without interruption and to repair the Network and/or Circuit(s) comprising the Capacity, the exclusive remedies for breach of which obligations are provided for in Article VIII herein, neither party shall be in default under this Agreement or in breach of any provisions hereof unless and until it has been given written notice of a breach of this Agreement by the other party and shall have failed to cure such breach within thirty (30) days after receipt of such notice. When a breach cannot reasonably be cured within such thirty (30) day period, if the breaching party shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Notwithstanding the termination provisions of paragraph 2.3 herein, upon the failure to cure any such breach as provided above, the party giving notice of the breach may thereupon immediately terminate this Agreement or any ASR or Service Agreement upon providing written notice of termination to the breaching party and without incurring any termination liability. Upon default by either party, except as expressly limited herein, the non-defaulting party shall have the right to pursue any or all remedies available at law and/or equity.

            10.2 In addition to any breach of a material term of this Agreement, other events that will, if not cured within the applicable time periods, constitute a default shall include, but not be limited to, the occurrence of any one or more of the following events:

                  a. The filing of bankruptcy or making a general assignment for the benefit of creditors; and/or

                  b. The defaulting party's material violation of any applicable laws, statutes, ordinances, codes or other legal requirements with respect to the Capacity when the violation(s) is not remedied within ten (10) business days after written notice thereof; provided, however, that each party hereto reserves the right to contest and/or appeal any such claim of violation, in which event Termination shall be stayed pending resolution of the contest and/or appeal.

      XI. INFRINGEMENT

            11.1 Provider represents that the equipment and facilities it will use in furnishing the Capacity to MCI pursuant to this Agreement will not infringe or violate any copyright, patent, trade secret or any other intellectual property rights or similar property rights, excluding, however, any such infringement which may arise due to combining such equipment and facilities with equipment or facilities furnished by MCI or with equipment or facilities furnished by any entity other than Provider outside the Demarcation Points. Provider will indemnify, defend and hold MCI and its Customers harmless from and against any claims made as a consequence of any such infringement or violation of any copyright, patent, trade secret or any other intellectual property rights or similar property rights. Moreover, should the equipment or facilities furnished by Provider hereunder become, or in Provider's opinion is likely to become, the subject of a claim of infringement, or should MCI's use of the equipment and facilities be finally enjoined, Provider shall at its election and expense do either A or B below:

            A. Procure for MCI the right to continue using the equipment or facilities; or

            B. Replace or modify the equipment or facilities to make it non-infringing.

      XII. REQUIRED RIGHTS

            12. Each Affiliate providing Capacity in any territory represents that it currently owns, has obtained or will obtain all licenses, authorizations, franchises, rights of way and other licenses or permits necessary for furnishing the Capacity to MCI (hereinafter referred to as "Required Rights"). Such Affiliate shall utilize its best efforts to cause such Required Rights to remain in effect throughout the term of this Agreement. Notwithstanding the termination provisions of paragraph 2.3 of this Agreement, if such Affiliate does not obtain and maintain such Required Rights, MCI may terminate this Agreement and/or any affected ASR or Service Agreement immediately upon notice to Provider, without incurring any termination liability, in addition to exercising any other rights or remedies under this Agreement.

      XIII. FORCE MAJEURE

            13.1 In no event shall either party have any claim or right against the other party for any failure of performance by such other party if such failure of performance is caused by or the result of causes beyond the reasonable control of such other party, including, but not limited to, act of God, fire, flood or other natural catastrophe; laws, orders, rules, regulations, directions or actions of governmental authorities having jurisdiction over the subject matter of this Agreement or any civil or military authority; national emergency, insurrection, riot or war; or other similar occurrence. Notwithstanding the termination provisions of paragraph 2.3 herein, if the excusable delay exceeds sixty (60) days, either party may terminate this Agreement and/or any affected ASR or Service Agreement immediately upon written notice, without incurring any termination liability.

      XIV. TAXES

            14.1 Any sums MCI is required to pay under this Agreement are exclusive of any taxes which may be imposed with respect to this Agreement or any of the services furnished or used hereunder including, but not limited to, taxes imposed on this Agreement, the Capacity, maintenance and repair or Provider's provision thereof or MCI's use thereof. MCI shall be responsible for any such taxes with the exception of municipal franchise taxes levied against Provider or regarding Providers' provision of the Capacity/services which shall be Provider's responsibility and obligation. MCI shall pay to or reimburse Provider for any taxes Provider is required to pay on MCI's behalf upon presentation of proof thereof.

      XV. NOTICES

            15.1 All notices and communications concerning this Agreement shall be addressed to:

                  MCI (one copy to each) at:

                  1.    Director
                        Alternative Access Development
                        1650 Tysons Blvd.
                        McLean, Virginia 22102

                  2.    Assistant General Counsel-Real Estate
                        1133 Nineteenth Street, N.W.
                        Washington, D.C. 20036

                  Provider at:

                        Time Warner AxS
                        c/o Time Warner Communications Holdings, Inc. 160 Inverness Drive, West
                        Englewood, CO 80112
                        Attn: Vice President, Marketing

                        Time Warner AxS
                        c/o Time Warner Communications Holdings, Inc. 300 First Stamford Place
                        Stamford, CT 06902
                        Attn: General Counsel

or at such other address as may be designated in writing to the other party.

            15.2 Notices shall be sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or by facsimile, and shall be deemed delivered to addressee on the date of return receipt acknowledgment, in the case of notices sent via U.S. Mail; or on the next day after the date the notice was sent, in the case of notices sent by either overnight delivery service or by facsimile; provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make reasonable effort to contact and notify the other party by telephone. Notwithstanding the aforementioned, the original of the facsimile notice must be sent by overnight delivery service in order for the delivery of facsimile notice to be deemed effected.

      XVI. CONFIDENTIALITY

            16.1 All confidential and proprietary information disclosed by either party hereto to the other in connection with this Agreement or any Service Agreement and in accordance with the Confidentiality Agreement, attached hereto as Exhibit F and hereby incorporated herein, shall be treated as required under the provisions of the Confidentiality Agreement.

            16.2 The provisions of this Article XVI shall survive termination of this Agreement for a period of two (2) years.

      XVII. WAIVER

            17.1 Except as otherwise stated herein, no waiver of any breach of this Agreement or of any of the terms hereof shall be effective unless such waiver is in writing and signed by the party against whom such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

      XVIII. GOVERNING LAW

            18.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its principles of conflicts of laws.

      XIX. ASSIGNMENT

            19.1 Provider may assign its rights and delegate its obligations under this Agreement to any Affiliate in accordance with Article IA. Any assignment or transfer of this Agreement by Provider shall be subject to MCI's rights under this Agreement and any assignee or transferee shall continue to perform Provider's obligations to MCI under the terms and conditions of this Agreement and any Service Agreement. Notwithstanding any assignment or transfer of this Agreement by Provider but subject to Article IA above, Provider shall nevertheless remain fully and primarily liable for all of Provider's obligations under this Agreement and any Service Agreement.

            19.2 This Agreement, and each of the parties' respective rights and obligations hereunder, shall be binding on and inure to the benefit of the parties and each of their respective successors and assigns.

      XX. NON-DISCLOSURE OF COMMUNICATIONS

            20.1 Provider and each Affiliate hereby acknowledges its obligations under Section 605/705 of the Communications Act of 1934, as amended, and other applicable federal or state laws not to divulge or publish (except as authorized by law) the existence, contents, substance, purport, effect or meaning of any communications which Provider or such Affiliate transmits, receives or assists in transmitting or receiving in connection with the Capacity provided under this Agreement.

      XXI. NON-EXCLUSIVE ARRANGEMENT

            21.1 This Agreement between Provider and MCI is non-exclusive. Nothing in this Agreement shall prevent Provider or MCI from entering into similar arrangements with any other entities or otherwise furnishing Capacity to any entity.

      XXII. INSURANCE AND LIABILITY

            22.1 Throughout the term of this Agreement, Provider and each Affiliate and its contractors and/or subcontractors, shall obtain and maintain the following insurance coverage:

                  a. Comprehensive or commercial general liability insurance naming Provider and its affiliates as the named insureds. MCI shall be included as an additional insured for purposes of this Agreement. The comprehensive or commercial general liability insurance policy shall cover liability for injury to or death of persons or damage to property including, but not limited to, work associated with this Agreement, including such liability as may arise from the use of independent contractors, as well as any contractual liability assumed under this Agreement. The policy shall be in the amount of Two Million Dollars ($2,000,000) combined single limit per occurrence and aggregate (where applicable) for bodily injury, personal injury and property damage, and shall cover (i) explosion liability and damages to underground utilities and damage caused by collapse if the appropriate exposure exists (involving blasting, underpinning, and structural alterations, etc.); (ii) broad form property damage; and (iii) personal injury liability.

                  b. Business automobile liability insurance including coverage for owned, hired and non-owned vehicles in the amount of One Million Dollars ($1,000,000) combined single limit per occurrence/accident for bodily injury and property damage. MCI shall be included as an additional insured for purposes of this Agreement.

                  c. Worker's compensation in the statutory amount(s) and with benefits required by the laws of the state in which the work is performed and the state(s) in which employees are hired, if the state(s) are other than that in which the work is performed. Provider shall also obtain and maintain employers' liability insurance with a minimum limit of liability of One Million Dollars ($1,000,000) for bodily injury per accident.

            22.2 Certificates evidencing such insurance coverage shall be submitted to MCI prior to Provider or its Affiliates beginning any work associated with this Agreement. The Certificates shall certify that no material alteration, or termination of such coverage shall be effective without at least thirty (30) days' advance notice to MCI.

            22.3 Provider and each Affiliate shall require each contractor and/or subcontractor to obtain and maintain at all times during the term of this Agreement, insurance equivalent to that which is required of Provider. Subcontractor's carriers shall waive all right of recovery against MCI for any injuries to persons or damage to property in the execution of work performed pursuant to this Agreement.

      XXIII. AUTHORITY

            23.1 Each party has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of each party has been properly authorized and empowered to enter into this Agreement and bind its representatives and designated Affiliates to the terms, conditions, and required performances set forth in the Agreement.

      XXIV. GENERAL PROVISIONS

            24.1 The relationship of the parties hereunder shall always and only be that of independent contractors.

            24.2 Whenever the singular is used herein, the same shall include the plural where appropriate, and when the plural is used herein, the same shall include the singular where appropriate.

            24.3 In the event any of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the unaffected provisions of this Agreement shall be unimpaired and remain in full force and effect. MCI and Provider shall negotiate in good faith to substitute for such invalid, illegal or unenforceable provisions a mutually acceptable provision consistent with the original intention of the parties hereto.

            24.4 The title page, captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting it or as amplifying or limiting any of its content.

            24.5 This Agreement is the joint work product of both parties hereto; accordingly, in the event of ambiguity no presumption shall be imposed against any party by reason of document preparation.

            24.6 Provider represents and warrants that, prior to the first assignment and delegation to an Affiliate under Article IA such Affiliate shall have been duly notified of the pending terms and conditions set forth in this Agreement and shall have agreed to render the performances required in this Agreement.

      XXV. ARBITRATION

            25.1 Any dispute or disagreement arising between Provider and MCI in connection with this Agreement, which is not settled to the mutual satisfaction of Provider and MCI within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration conducted in Washington, D.C., in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The arbitration procedure shall commence within thirty (30) days after either party files an arbitration request. The parties must select an arbitrator within the thirty (30) day period in accordance with the arbitrator selection rules of the American Arbitration Association. Each potential arbitrator shall have a minimum of five (5) years of telecommunications experience. The decision of the arbitrator shall be final and binding upon the parties and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its case. The cost of the arbitration, including the fees and expenses of the arbitrator, will be shared equally by the parties unless the award otherwise provides.

      XXVI. ENTIRE AGREEMENT

            26.1 This Agreement, including Exhibits A through H which are attached hereto and hereby incorporated as an integral part of this Agreement, constitutes the entire Agreement between the parties with respect to the subject matter and geographic location(s) referred to and supersedes any and all prior or contemporaneous agreements whether written or oral. Except as otherwise provided herein with regard to Exhibits, this Agreement cannot be modified except in writing signed by both parties.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

MCI Telecommunications                    Attest:
Corporation

By: /s/ DONALD LYNCH                       By: /s/ EDWARD G. FREITAG
    ---------------------------               ---------------------------
Name:  Donald Lynch                       Name:  EDWARD G. FREITAG

Title: Vice President                     Title: Assistant Secretary

Date: 9/12/94                             Date: 9/16/94
      -------------------------                 -------------------------
                                                (Corporate Seal)


Time Warner AxS                           Attest:
By: Time Warner Communications
Holdings, Inc., its Managing
General Partner

By: /s/ TOM MORROW                         By: /s/ MARC APFELBAUM
    ---------------------------               ---------------------------
Name:  Tom Morrow                         Name:  Marc Apfelbaum

Title: President                          Title: Assistant Secretary

Date: 9/1/94                              Date: 9/1/94
      -------------------------                 -------------------------
                                                (Corporate Seal)

                              AMENDMENT NUMBER ONE

                                       TO

                            MASTER CAPACITY AGREEMENT

THIS AMENDMENT is made this 2nd day of December 1994, by and between MCI Telecommunications Corporation, a Delaware corporation, having an office at 1133 Nineteenth Street, NW Washington, DC 20036 (hereinafter referred to as "MCI"), and Time Warner Communications, (f/k/a Time Warner AxS), a Delaware general partnership, having an office at 160 Inverness Drive, West, Englewood, CO 80112 (hereinafter referred to as "Provider")

                                   WITNESSETH

WHEREAS, MCI and Provider executed a Master Capacity Agreement ("Agreement") effective September 12, 1994; and,

WHEREAS, Provider informed MCI of a change in name under which it will conduct business; and,

WHEREAS, MCI and Provider each desire to amend the referenced Agreement;

NOW, THEREFORE, in consideration of their mutual agreement and promises, MCI and Provider do hereby agree that the Agreement be amended as follows:

1.    A.    The term "Provider" shall now be defined throughout the document as Time Warner Communications.

      B. Article 1B.12 is deleted in its entirety and replaced with the following:

            "Provider shall mean Time Warner Communications or its Affiliates as set forth in Article IA above."

2.    Article 1A.5 is deleted in its entirety and replaced with the following:

      "MCI hereby accepts and approves the assignment of this Agreement to the following Partly Owned Affiliates: Charlotte AxS, L.P., and Metrocomm AxS, L.P."

3. Upon the execution of this Amendment, the following changes shall be effective:

      A. Article 4.4, paragraph 1 is deleted in its entirety and replaced with the following:

      "4.4 The rates for furnishing the Capacity to MCI throughout the term of this Agreement are set forth in Exhibit E. Under no circumstances during the term of this agreement shall the price MCI pays to Provider for Capacity be more than * of the tariffed prices MCI can obtain from the LEC serving the same locations as Provider (Provider mileage for individual Circuits shall conform to the mileage component assigned to the individual Circuit by the LEC) assuming the LEC is used for all MCI access requirements (MCI LEC Price). In the event of a LEC tariff change, both parties will work together to establish new pricing. Provider shall modify the applicable rates in Exhibit E within seventy-five (75) days of such LEC tariff change. This change will be effective on the date of the LEC tariff change."

      B. Exhibit E entitled "Pricing" is deleted in its entirety and replaced with the attached Exhibit E - Revision 1.

Except as provided herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the parties have executed this Amendment by their duly authorized representatives on the date set forth below.

TIME WARNER COMMUNICATIONS                MCI TELECOMMUNICATIONS CORP.
By: Time Warner Communications
    Holdings, Inc., its General
    Partner


/s/ CHRISTIE L. DOHERTY                   /s/ DONALD T. LYNCH
-----------------------------------       -----------------------------------
Signature                                 Signature

Christie L. Doherty                       Donald T. Lynch
-----------------------------------       -----------------------------------
Signature                                 Signature

Vice President                            Vice President
-----------------------------------       -----------------------------------
Title                                     Title

11-11-94                                  December 2, 1994
-----------------------------------       -----------------------------------
Date                                      Date


ATTEST:                                   ATTEST:


/s/ MARY CARROLL HUEY                     /s/ EDWARD FRIETAG
-----------------------------------       -----------------------------------
Signature                                 Signature

Mary Carroll Huey                         Edward Frietag
-----------------------------------       -----------------------------------
Signature                                 Signature

Assistant Secretary                       Assistant Secretary
-----------------------------------       -----------------------------------
Title                                     Title

Corporate Seal                            Corporate Seal

*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

                 SECOND AMENDMENT TO MASTER CAPACITY AGREEMENT

      THIS SECOND AMENDMENT to Master Capacity Agreement ("Second Amendment") is made this 28 day of August 1997, between MCImetro Access Transmission Services, Inc. (as assignee of MCI Telecommunications Corporation), a Delaware corporation, having an office at 8521 Leesburg Pike, Vienna, Virginia 22182 (hereinafter referred to as "MCI"), and Time Warner Communications (f/k/a Time Warner AxS), a Delaware general partnership, having an office at 160 Inverness Drive, West Englewood, CO 80112 (hereinafter referred to as "Provider").

                                  WITNESSETH:

      WHEREAS, MCI and Provider executed a Master Capacity Agreement effective September 12, 1994 as amended by the Amendment Number One to Master Capacity Agreement effective December 2, 1994 (collectively the "Agreement"); and,

      WHEREAS, as of the Effective Date defined herein, MCI and Provider each desire to amend the referenced Agreement to, among other things, bring under the terms of the Agreement certain Capacity currently leased by MCI pursuant to a Master Capacity Agreement between MCI and Hyperion Telecommunications, Inc. dated as of December 10, 1993, as amended (the "Hyperion Agreement").

      NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Definition of Terms. All capitalized terms used in this Second Amendment but not defined herein shall have the meanings given to such terms in the Agreement.

      2. Hyperion Agreement. Pursuant to a series of transfers of assets, Hyperion Telecommunications of New York, Inc. (a wholly-owned subsidiary of Hyperion Telecommunications, Inc.) and a partner in the partnership between Hyperion Telecommunications of New York, Inc., Advance/Newhouse Partnership and Time Warner Entertainment-Advance/Newhouse Partnership (the "Partnership") has agreed to transfer to Time Warner AxS of Albany, L.P. ("TW Albany"), certain telecommunications network assets on which Capacity is currently provided to MCI in the metropolitan areas of Albany and Binghamton, New York pursuant to the Hyperion Agreement. Provider represents and warrants to MCI that TW Albany is, and will be as of the Effective Date, a Wholly Owned Affiliate of Provider as defined in Article 1A of the Agreement. Immediately following the dissolution of the Partnership and the subsequent transfer of that certain portion of network assets to TW Albany as described above (the "Effective Date"), Provider shall deliver to MCI certified copies of all documentation reasonably requested by MCI to evidence the completion of the required dissolutions and transfers of assets. Subject to receipt by MCI of the required documentation as set forth in the preceding sentence, all circuits in the Albany and Binghamton, New York metropolitan areas currently leased by MCI under the Hyperion Agreement, which circuits are identified on Appendix 1 attached hereto (the "Hyperion Circuits") shall be transferred to the Agreement effective as of the Effective Date, and shall thereafter be governed by all the terms and conditions thereof as though such Hyperion Circuits had originally been ordered under the Agreement. Effective as of the Effective Date, the Hyperion Circuits shall be repriced by Provider in accordance with the Agreement. All future Capacity leased by MCI in the Albany and Binghamton, New York metropolitan areas shall be leased under the

Agreement.

      3. Metropolitan Areas and Building Locations. Exhibit C of the Agreement shall be amended to add Albany and Binghamton, New York to the listed metropolitan areas in which Provider's Network is currently able to furnish Capacity to MCI. Exhibit C shall further be amended to add the building locations identified on Appendix 2 attached hereto ("Hyperion Building Locations").

      4. Pricing. Section 1, paragraph B.iv. of Exhibit E to the Agreement shall be amended to add the following two cities and additional discounts:

                  Cities                  Additional Discounts
                  ------                  --------------------
                     *                              *
                     *                              *

      5. Except as provided herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

      IN WITNESS WHEREOF, each of the parties has executed this Second Amendment by its duly authorized representatives on the date set forth below.

Time Warner Communications           MCImetro Access Transmission Services, Inc.
By: Time Warner Communications
      Holding, Inc., its
      General Partner


Name: George Bykowski                Name: Cari Santor
      -------------------------            -------------------------

Title: VP National Sales             Title: Vice President
      -------------------------            -------------------------

Date: 8/27/97                        Date: 9/26/97
      -------------------------            -------------------------


Attest:                              Attest:

Signature: LARISSA HERDA             Signature: DANIEL J. PERKA
          ---------------------                ---------------------

Name:     LARISSA HERDA              Name:     DANIEL J. PERKA
          ---------------------                ---------------------

Title:    Sr. V.P. Sales             Title:    Assistant Secretary
          ---------------------                ---------------------
            (Corporate Seal)                      (Corporate Seal)

-------------
*Indicates that such portions of the contract has been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

                                    EXHIBIT A

                            TECHNICAL SPECIFICATIONS

1. INTERCONNECTION SPECIFICATIONS

Any and all Circuits furnished by Provider shall meet Digital Cross Connect Specifications as stated within the MCI DS-1 and DS-3 Performance Specifications Alternate Access Vendor Publication No. MCIT 051 450 3500.

            1.1 Circuits designed as DS-1 shall be available with either AMI or B8ZS signaling format. Extended Superframe Framing (ESF) format shall be available as an option.

            1.2 Circuits designed as DS-3 may be used with clear channel capability.

            1.3 All high-speed DS-3/OC-N equipment shall be fully protected in a 1:1 arrangement.

            1.4 Provider shall furnish alternate/diverse paths into the MCI point of presence, i.e., no single point of failure, where feasible.

            1.5 All Provider equipment deployed after the commencement of the Agreement will be SONET compatible unless otherwise mutually agreed to by the parties.

            1.6 Mean time to Restore Electronics and Network Circuit Path: Two
      (2) hours

                                   EXHIBIT B

                               SERVICE AGREEMENT

      THIS SERVICE AGREEMENT shall be subject to all terms and conditions of the Capacity Agreement dated as of the ______ day of ______________ 19__, (the "Capacity Agreement"), between _____________________________________
(hereinafter referred to as "Provider"), and MCI Telecommunications Corporation (hereinafter referred to as "MCI") which, by this reference, is incorporated herein.

1. SERVICE DESCRIPTION

      ______ DS-1 (1.544 Mbps) digital channels; or

      ______ DS-3 (45 Mbps) digital channel(s)

                        on the Provider's Network, between the following
                  Demarcation Points in _____________, ______________:

      Demarcation Point #1:

            __________________, __________________________________
               (Building No.)          (Building Name)
            ______________________________________________________
               (Customer's Name)
            _________________________, _________________, ________
               (Street)                (Floor or Level)    (Room)
            _________________________, ___________________________
               (City)                  (State)

      Demarcation Point #2:

            __________________, __________________________________
               (Building No.)          (Building Name)
            ______________________________________________________
               (Customer's Name)
            _________________________, _________________, ________
               (Street)                (Floor or Level)    (Room)
            _________________________, ___________________________
               (City)                  (State)

The Demarcation Points will be the Provider-furnished DSX-1 (OR) DSX-3 cross connect panel, whichever is applicable, located within the premises designated room or other location described above as

Demarcation Points 1 and 2.

2. Requested Availability Date: __________________.

3. Term Commencement Date: __________________.
   (commencement date for service and billing)

This Service Agreement shall commence on the date (hereinafter referred to as the "Commencement Date") upon which the following conditions have been fulfilled: (i) the Capacity described in this Service Agreement is available for use; (ii) Provider has completed all testing required by the Capacity Agreement and Provider has obtained MCI's authorized signature on a completed Service Acceptance Certificate; and (iii) the seventy-two (72) hour acceptance period described in Exhibit H of the Capacity Agreement has expired without MCI notifying Provider that any Circuit has failed to perform within the Specifications.

4. Fees and Charges for Capacity

The Fees and Charges for the Capacity provided hereunder shall be:

            4.1 $____.00 Recurring Charge per month ($_____.00 Recurring Charge per channel, per month for service provided herein).

            4.2 $____.00 Non-Recurring Fee (one time set-up charge).

5. Term

Unless terminated as provided for elsewhere in this Service Agreement or in the Capacity Agreement, this Agreement shall be for an initial term of ___________ (_____) year(s) (the "Initial Term") commencing on the Commencement Date, and shall continue thereafter following the expiration of the Initial Term, on a month-to-month basis at the rates applicable for that term stated herein until terminated by MCI in accordance with the provisions of the Capacity Agreement.

6. Miscellaneous

All capitalized terms referred to in this Service Agreement shall have the meanings defined herein or in the Capacity Agreement. This Service Agreement may not be amended or otherwise altered except by written agreement between the parties hereto.

This Service Agreement shall not be considered as an exhibit or amendment to the Capacity Agreement. Any amendments made hereto shall only affect this Service Agreement and the Capacity described herein.

Time Warner AxS hereby assigns this Service Agreement to _____________________.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement this _____________ date of ____________, 19___.

TIME WARNER AXS                         MCI TELECOMMUNICATIONS
BY: TIME WARNER COMMUNICATIONS
CORPORATION HOLDINGS, INC., ITS
MANAGING GENERAL PARTNER

By: ________________________________    By: ________________________________
Name: ______________________________    Name: ______________________________
Title: _____________________________    Title: _____________________________
Date: ______________________________    Date: ______________________________

                                    EXHIBIT C

                                 [BUILDING LIST]

                  [TO BE SUPPLIED BY PROVIDER AT A LATER DATE]

                                    EXHIBIT D

                  REQUIREMENTS FOR AUTOMATED INTERFACE WITH MCI

Required Codes:

o Provider is required to obtain the four (4) digit Vendor code that uniquely identifies local exchange providers by state. Codes are assigned by National Exchange Carrier Association (NECA).

o Provider is required to obtain a valid ICSC code(s) registered by Bellcore.

o Provider must obtain registered CLLI codes assigned by Bellcore for identifying connection points between MCI POPs and CAP interconnect facilities.

Provisioning Requirements:

o Automated ASR, FOC and DLR processing as specified in the following Bellcore documents:

      -     "Access Service Ordering Guidelines"
      -     "ASR Mechanized Interface Specifications"
      -     "DLR - Mechanized Interface Specifications"
      -     "DLR - Industry Support Interface"

o Automated ASR, FOC and DLR transmission per MCI standard transmission method of Network Data Mover (NDM)

o Automated delivery of building list with all fields as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

o Automated delivery of terminal list with all fields as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

o Automated delivery of rate file with all fields as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

o Automated processing of error files as specified in MCI's Automated Interface Requirements document dated March 4, 1993, as may be amended.

Billing Requirements:

o Automated delivery of invoicing as specified in Bellcore document "Small Exchange Carrier Access Billing Guidelines".

                                   EXHIBIT E

                                    PRICING

                                                                       EXHIBIT E
                                                                      REVISION 1

                                    EXHIBIT E

                                   REVISION 1

Provider offers two pricing plans to MCI for Capacity purchased during the term of this Agreement. Any Capacity purchased by MCI through December 31, 1994 will be purchased in accordance with Provider's Introductory Pricing Plan. Effective January 1, 1995, Capacity will be purchased in accordance with Provider's Standard Plus Pricing Plan, unless Provider and MCI have mutually agreed to another pricing plan.

Effective January 1, 1995, all existing Capacity purchased from Provider. * However, if the parties agree to another pricing plan effective January 1, 1995, MCI may, at its option, *



* Indicates that such portions of the contract have been omitted pursuant to a request for confidential treatment and that such portions have been filed with the Commission separately.

                                                                       EXHIBIT E
                                                                      REVISION 1

1. INTRODUCTORY PRICING PLAN:

      A. COMMITMENTS:

            There are no commitment requirements under this plan.

      B. RATES:

            i.)   MCI's rate shall be * to a 7 year term, regardless of the term
                  *

            ii.) Non-recurring charges ("NRCs") shall * on a service by service and element by element basis. They will be * in all cities. *

            iii.) MCI shall purchase DS3 connectivity at the DS1 or DS0 level assuming a fill factor of 23 DS1s per DS3 ("Virtual Pricing").

            iv.)  Provider shall apply additional city specific discounts if
                  * in seven (7) of the Provider's cities. (See listing below)

                CITY                      ADDITIONAL DISCOUNT
                ----                      -------------------
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *

                                                                       EXHIBIT E
                                                                      REVISION 1

                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *
                *                                 *

C. NETWORK OPTIMIZATION:

      MCI shall be eligible for Provider's * (See Appendix A)

D.  *

                                    EXHIBIT E
                                     PRICING
                           TIME WARNER - INDIANAPOLIS
                               AMERITECH - INDIANA
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DSO - * Discount Commitment Program (DCP)

CAP mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

                                    EXHIBIT E
                                     PRICING
                           TIME WARNER - INDIANAPOLIS
                               AMERITECH - INDIANA
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                        *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *

NON-RECURRING                      *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - COLUMBUS
                                AMERITECH - OHIO
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. D53 Entrance Facility - *
4. DS3/DS1/DSO - * Discount Commitment Program (DCP)

CAP mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - COLUMBUS
                                AMERITECH - OHIO
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                        *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                        *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                    TIME WARNER - CHARLOTTE, MEMPHIS, RALEIGH
                                   BELL SOUTH
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DDS - *, VG - month-month

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 19.2 KB                         *
56 - 64 KB                            *

Fixed Mileage                         *
Variable                              *

NON-RECURRING                         First                Addt'l
                                      -----                ------
2 wire                               *                     *
4 wire                               *                     *
2.4/4.8/9.6/19.2/56/64.OKB           *                     *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                    TIME WARNER - CHARLOTTE, MEMPHIS, RALEIGH
                                   BELL SOUTH
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                         First                 Addt'l
                                      -----                 ------
           0 Miles                   *                     *
           1+ Miles                  *                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                           *
  per 1/2 mile Local Channel        *

Fixed Mileage                       *
Variable Mileage                    *

NON-RECURRING
           0 Miles                  *
           1+ Miles                 *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                            TIME WARNER - CINCINNATI
                                 CINCINNATI BELL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DDS - * VG - month-month

Mileage calculated on *

SPECIAL ACCESS DS0 RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 9.6KB                           *
56 - 64KB                             *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                            TIME WARNER - CINCINNATI
                                 CINCINNATI BELL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *8
Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING
                                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *
NON-RECURRING                      *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - HONOLULU
                                  GTE - HAWAII
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1 - * - month-month

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 19.2KB                          *
56 - 64KB                             *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - HONOLULU
                                  GTE - HAWAII
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                         First
                                      -----
                                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *

NON-RECURRING                      *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - NEW YORK
                                  NEW YORK TEL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. *

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                               *
4 wire                               *
DDS II < 56KBps                      *
DDS II >= 56KBps                     *

Fixed Mileage                        *
Variable                             *

NON-RECURRING                         First                Addt'l
                                      -----                ------
2 wire                               *                    *
4 wire                               *                    *
DDS II                               *                    *

                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - NEW YORK
                                  NEW YORK TEL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                         First               Addt'l
                                      -----               ------
                                      *                    *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate
  1st DS3                          *
  2nd+ D53                         *

Fixed Mileage                      *
Variable Mileage                   *

NON-RECURRING                      *


                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - ROCHESTER
                                  ROCHESTER TEL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. *
2. *
3. *
4. *
Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 9.6 KB                          *
19.2 KB                               *
56KB                                  *
64 KB                                 *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4 - 9.6 KB                          *
19.2 KB                               *
56KB                                  *
64 KB                                 *

                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - ROCHESTER
                                  ROCHESTER TEL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                    First                   Addt'l
                                 -----                   ------
                                     *                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                           *

Fixed Mileage                       *
Variable Mileage                    *

NON-RECURRING                       *

                                    EXHIBIT E
                                     PRICING
                              TIME WARNER - AUSTIN
                                 SOUTHWEST BELL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. *
2. *fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1 - *

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 9.6KB                           *
19.2KB                                *
56KB                                  *
64.0KB                                *

Fixed Mileage                         *
Variable                              *

NON-RECURRING                       First                Addt'l
                                    -----                ------
2 wire                               *                     *
4 wire                               *                     *
2.4KB                                *                     *
4.8KB                                *                     *
9.6KB                                *                     *
19.2KB                               *                     *
56KB                                 *                     *
64KB                                 *                     *

                                                               REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                              TIME WARNER - AUSTIN
                                 SOUTHWEST BELL
                            INTRODUCTORY PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                    First                   Addt'l
                                 -----                   ------
                                  *                       *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *

                                 First                   Addt'l
                                 -----                   ------
NON-RECURRING                      *                       *

                                                               REVISED 10/19/94

                                                                       EXHIBIT E
                                                                      REVISION 1

2. STANDARD PLUS PRICING PLAN:

      Includes all elements of the Introductory Pricing Plan
      EXCEPT:

      A. COMMITMENTS:

      MCI shall * from the start of Standard Plus Plan or in-service date of the city, whichever is later, in order to be eligible for *

      B. RATES:

      i.)   The fill factor for Virtual Pricing shall be *.

      C. *:

      i.)   *

      ii.)  a.    Beginning in the thirteenth (13th) month under the Standard
                  Plus Plan, MCI * if the number of Circuits in any city, measured in DS1 equivalents, at the end of each billing period is *

                                                                       EXHIBIT E
                                                                      REVISION 1

                  *

            b.    The * shall apply to that number of circuits that represents
                  * above.

            c. The * shall be applied to that number of circuits, calculated in paragraph iib above, in reverse chronological order beginning with the last disconnected circuit from the prior month. In the event there are multiple circuits disconnected on the same date, the * shall apply to the *

            d. The * shall be calculated for the two options set forth below and the *.

                    Option 1 -

                    The * charge shall be equal to * of the remaining term.

                    Option 2 -

                    The * charge will be equal to the *

                                                                       EXHIBIT E
                                                                      REVISION 1

                    *

                    (Example: If a circuit was placed on a five year plan and
                    *


      iii.) In the event that MCI does not * within a twelve month, period, the
            * described in Section 1, B.iii and as modified in
            Section 2, B.i above, will not apply. Provider * that represents * ordered at optimal configuration less the price of * as described in
            Section 2, paragraph B.i. above.

                                    EXHIBIT E
                                     PRICING
                           TIME WARNER - INDIANAPOLIS
                               AMERITECH - INDIANA
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DSO - *
5. Rates do not include Additional City Discount of *

CAP mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                 *
4 wire                                 *
2.4/4.8/9.6/19.2/56/64.0KB             *

Fixed Mileage                          *
Variable                               *

NON-RECURRING
2 wire                                 *
4 wire                                 *
2.4/4.8/9.6/19.2/56/64.0KB             *

                                    EXHIBIT E
                                     PRICING
                           TIME WARNER - INDIANAPOLIS
                               AMERITECH - INDIANA
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                             *

Fixed Mileage                         *
Variable Mileage                      *

NON-RECURRING                         *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                           *

Fixed Mileage                       *
Variable Mileage                    *

NON-RECURRING                       *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - COLUMBUS
                                AMERITECH - OHIO
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility -
4. DS3/DS1/DSO - *
5. Rates do not include Additional City Discount of *

CAP mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - COLUMBUS
                                AMERITECH - OHIO
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                        *

SPECIAL ACCESS D53 RATES



RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *

NON-RECURRING                      *

                                    EXHIBIT E
                                     PRICING
                    TIME WARNER - CHARLOTTE, MEMPHIS, RALE1GH
                                   BELL SOUTH
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DDS - * VG - month-month
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DS0 RATES

RECURRING

Base Rate
2 wire                                    *
4 wire                                    *
2.4 - 19.2KB                              *
56 - 64KB                                 *
Fixed Mileage                             *
Variable                                  *

NON-RECURRING                             First                Addt'l
                                          -----                ------
2 wire                                     *                    *
4 wire                                     *                    *
2.4/4.8/9.6/19.2/56/64.0KB                 *                    *

                                    EXHIBIT E
                                     PRICING
                    TIME WARNER - CHARLOTTE, MEMPHIS, RALEIGH
                                   BELL SOUTH
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                                 *

Fixed Mileage                             *
Variable Mileage                          *

NON-RECURRING                             First               Addt'l
                                          -----               ------
           0 Miles                        *                    *
           1+ Miles                       *                    *

SPECIAL ACCESS DS3 RATES

RECURRING
Base Rate                                *
  per 1/2 mile Local Channel             *

Fixed Mileage                            *
Variable Mileage                         *

NON-RECURRING
           0 Miles                       *
           1+ Miles                      *

                                EXHIBIT E PRICING
                            TIME WARNER - CINCINNATI
                                 CINCINNATI BELL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1/DDS - * VG - month-month
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 9.6KB                           *
56 - 64KB                             *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

                                    EXHIBIT E
                                    PRICING
                            TIME WARNER - CINCINNATI
                                 CINCINNATI BELL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING
                                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                          *

Fixed Mileage                      *
Variable Mileage                   *

NON-RECURRING                      *

                                    EXHIBIT E
                                    PRICING
                             TIME WARNER - HONOLULU
                                  GTE - HAWAII
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1 - * - month-month
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DS0 RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
2.4 - 19.2KB                          *
56 - 64KB                             *

Fixed Mileage                         *
Variable                              *

NON-RECURRING
2 wire                                *
4 wire                                *
2.4/4.8/9.6/19.2/56/64.0KB            *

                                    EXHIBIT E
                                    PRICING
                             TIME WARNER - HONOLULU
                                  GTE - HAWAII
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                             *

Fixed Mileage                         *
Variable Mileage                      *

NON-RECURRING                         First
                                      -----
                                      *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                             *

Fixed Mileage                         *
Variable Mileage                      *

NON-RECURRING                         *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - NEW YORK
                                  NEW YORK TEL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DSls.
3. DS3 Entrance Facility - *
4. DS3/DS1 - *
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                *
4 wire                                *
DDS II  <56KBps                       *
DDS II  >= 56KBps                     *

Fixed Mileage                         *
Variable                              *

NON-RECURRING                         First                Addt'l
                                      -----                ------
2 wire                                *                     *
4 wire                                *                     *
DDS II                                *                     *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - NEW YORK
                                  NEW YORK TEL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                              *

Fixed Mileage                          *
Variable Mileage                       *

NON-RECURRING                           First               Addt'l
                                        -----               ------
                                       *                     *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate
 1st DS3                            *
 2nd+ DS3                           *

Fixed Mileage                       *
Variable Mileage                    *

NON-RECURRING                       *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - ROCHESTER
                                  ROCHESTER TEL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1 - *
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DSO RATES

RECURRING

Base Rate
2 wire                                 *
4 wire                                 *
2.4 - 9.6 KB                           *
19.2 KB                                *
56KB                                   *
64 KB                                  *

Fixed Mileage                          *
Variable                               *

NON-RECURRING
2 wire                                 *
4 wire                                 *
2.4 - 9.6 KB                           *
19.2 KB                                *
56KB                                   *
64 KB                                  *

                                    EXHIBIT E
                                     PRICING
                             TIME WARNER - ROCHESTER
                                  ROCHESTER TEL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                             *

Fixed Mileage                         *
Variable Mileage                      *

NON-RECURRING                          First               Addt'l
                                       -----               ------
                                       *                    *

SPECIAL ACCESS DS3 RATES

RECURRING

Base Rate                            *

Fixed Mileage                        *
Variable Mileage                     *

NON-RECURRING                        *

                                    EXHIBIT E
                                     PRICING
                              TIME WARNER - AUSTIN
                                 SOUTHWEST BELL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

Assumptions:
MCI *
1. * fill factor on DS3s.
2. * fill factor on DS1s.
3. DS3 Entrance Facility - *
4. DS3/DS1 - *
5. Rates do not include Additional City Discount of *

Mileage calculated on *

SPECIAL ACCESS DS0 RATES

RECURRING

Base Rate
2 wire                    *
4 wire                    *
2.4 - 9.6KB               *
19.2KB                    *
56KB                      *
64.0KB                    *

Fixed Mileage             *
Variable                  *

NON-RECURRING             First                 Addt'l
                         -------               -------
2 wire                   *                     *
4 wire                   *                     *
2.4KB                    *                     *
4.8KB                    *                     *
9.6KB                    *                     *
19.2KB                   *                     *
56KB                     *                     *
64KB                     *                     *

                                                                REVISED 10/19/94

                                    EXHIBIT E
                                     PRICING
                              TIME WARNER - AUSTIN
                                 SOUTHWEST BELL
                           STANDARD PLUS PRICING PLAN
                                EFFECTIVE 7/1/94

SPECIAL ACCESS DS1 RATES

RECURRING

Base Rate                 *

Fixed Mileage             *
Variable Mileage          *


NON-RECURRING             First                 Addt'l
                         -------               -------
                         *                      *

SPECIAL ACCESS DS3 RATES

RECURRING
Base Rate               *

Fixed Mileage           *
Variable Mileage        *

NON-RECURRING             First                 Addt'l
                         -------               -------
                         *                      *

                                                                REVISED 10/19/94

                                                                       EXHIBIT E
                                                                      REVISION 1


                                   APPENDIX A
                                       TO
                                    EXHIBIT E

                            OPTIMIZED NETWORK PRICING

Optimized network pricing applies to all Capacity purchased from Provider.

When MCI purchases Capacity as part of a hubbed network which concentrates bandwidth in one location (e.g., IXC POP) Provider will * . When either Provider or MCI identifies a change * between types of Capacity * . Provider will * .

Only interoffice mileage and associated multiplexing will be analyzed during optimization. End link channel terminations cannot be optimized because Provider will not change the service interface delivered to any MCI customer location without an ASR from MCI.

                                    EXHIBIT F

                           CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

      This CONFIDENTIALITY AGREEMENT is effective as of May 16, 1994 between Time Warner Communications Holdings Inc. ("Time Warner Communications") and MCI Telecommunication Corporation ("MCI").

      Time Warner Communications and MCI are exploring a possible business arrangement between Time Warner Communications or one of its affiliates which controls, is controlled by, or is under common control with Time Warner Communications (Time Warner Communications and its affiliates are referred to collectively herein as "TWC"), and MCI (the "Potential Venture"). In connection with TWC's and MCI's analysis of the Potential Venture, they have requested certain oral and written information from one another concerning their respective businesses and the Potential Venture from officers, directors, employees and/or agents of one another (collectively, the "Evaluation Material"). The party providing any Evaluation Material to the other party is sometimes referred to herein as the "Provider".

      In consideration of the premises and mutual promises contained in this Agreement, including TWC's and MCI's furnishing one another with the Evaluation Material, and intending to be legally bound hereby, TWC and MCI hereby agree as follows:

      1. TWC and MCI will use the Evaluation Material received from the other party solely for the purpose of evaluating the Potential Venture and such information will be kept confidential by the receiving party, except that TWC and MCI may disclose the other party's Evaluation Material or portions thereof to those of their directors, officers, employees, consultants, and advisors (the persons to whom such disclosure is permissible being collectively called "Representatives") who need to know such information for the purpose of evaluating the Potential Venture (it being understood that, before disclosing the Evaluation Material or any portion thereof to such Representatives, TWC and MCI will inform their Representatives of the confidential nature of the Evaluation Material and their duty to treat such Evaluation Material in accordance with this Agreement). If the parties or any of their Representatives become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) or shall be advised by counsel to disclose any of the Evaluation Material, the compelled party shall undertake reasonable efforts to provide the other party with prompt notice of such requirement or advice prior to disclosure so that the other party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. If such protective order or other remedy is not obtained, or the other party waives compliance with the provisions hereof, the compelled party agrees to furnish only that portion of the Evaluation Material which it is legally required to so furnish and, at the request of the other party, to use reasonable efforts to obtain assurance that confidential treatment will be accorded such Evaluation Material, it being understood that such reasonable efforts shall be at the cost and expense of the party whose Evaluation Material has been sought.

      2. The term "Evaluation Material" does not include any information that
(a) at the time of disclosure or thereafter is generally available to the public (other than as a result of a wrongful disclosure directly or indirectly by the receiving party or its Representatives), (b) was or becomes available to the receiving party (the "Recipient") from a source other than the Provider or its advisors, or any affiliates or representatives thereof, provided that the Recipient has no reasonable basis for concluding that such information was made available in violation of a confidentiality agreement with the Provider, or (c) is independently developed by the Recipient without violating any of its obligations under this Agreement; provided, however, that if any Evaluation Material was or is made available to the Recipient on a confidential basis that is less strict than the terms contained herein, the terms of the less strict confidentiality agreement shall govern the use and disclosure of such Evaluation Material. "Evaluation Material" shall only include information that is conspicuously marked as proprietary or confidential and, in the case of information provided orally, shall only apply to such information if it is stated to be proprietary or confidential at the time of disclosure and a written summary thereof, marked to show its proprietary nature, is furnished to the Recipient by the Provider within 15 days of the oral disclosure.

      3. If a transaction is not consummated between TWC and MCI within 180 days from the date hereof and the Provider so requests in writing or if the Provider otherwise so requests in writing, the Recipient will return to the Provider within 30 business days of the request all copies of Evaluation Material in tangible form received from the other party in its or its Representatives' possession or certify within such period that it has destroyed such information; provided, however, that the Recipient's sole obligation with respect to the disposition of any internal memoranda or other materials prepared by it that incorporate any such Evaluation Material shall be to redact or otherwise expunge all such Evaluation Material from such materials.

      4. Whether or not the Potential Venture is consummated, neither party shall issue a press release or make any statement to the general public concerning such transaction or the absence thereof without the express prior written consent of the other.

      5. TWC and MCI may each now market or have under development products or services which are competitive with products or services now offered or which may be offered by the other, may now be having or have in the future discussions with others concerning subject matters similar to the Potential Venture and may receive information from others similar to the Provider's Evaluation Material. Subject to the express terms and conditions of this Agreement, neither this Agreement nor discussions and/or communications between TWC and MCI will impair the right of either party to develop, make, use, procure, and/or market any products or services, alone or with others, now or in the future, including those which may be competitive with those offered by the other.

      6. Neither this Agreement nor the disclosure by TWC and MCI of the Evaluation Material or other information to the other shall result in any obligation on the part of either party to enter into any further agreement with the other with respect to the subject matter hereof or otherwise, to purchase any products or services from the other or to require either party to disclose any particular information to the other. Nothing in this Agreement shall imply any partnership or joint venture between the parties or be construed as making either party the agent of the other.

      7. In the event of any breach of the provisions of this Agreement, the non-breaching party shall be entitled to equitable relief, including in the form of injunctions and orders for specific performance, in addition to all other remedies available at law or in equity, provided, however, that if the Recipient uses a degree of care to prevent disclosure of the Provider's Evaluation Material that is at least as great as the care it normally takes to preserve its own information of a similar nature, it shall not be liable for nor shall equitable remedies apply to any disclosure that occurs despite the exercise of that degree of care and in no event shall any party be liable for any indirect, punitive, special, or consequential damages.

      8. This Agreement shall apply to information exchanged prior to April 1, 1994; provided, however, that upon 30 days' written notice, either party may notify the other that it no longer wishes to receive or provide Evaluation Material. Any information received or provided by either party thereafter shall not be subject to the protection of this Agreement.

      9. The obligations under this Agreement will expire ten years from the date of this Agreement.

      10. This Agreement shall be governed by the internal laws of the State of New York.

      11. This Agreement constitutes the entire understanding between TWC and MCI as to Evaluation Material provided pursuant to it and merges all prior and contemporaneous discussions and agreements between them relating thereto.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed on its behalf by an officer thereunto duly authorized, all as of the date set forth above.


                                TIME WARNER COMMUNICATIONS HOLDINGS INC.


                                By: /s/ Christie Doherty
                                    ---------------------------------------
                                    Christie Doherty
                                    Vice President, Marketing


                                MCI TELECOMMUNICATION CORPORATION


                                By: /s/ D. T. Lynch
                                    ---------------------------------------
                                    Name: D. T. Lynch
                                    Title: Vice President

                                    EXHIBIT G

                           PERFORMANCE AND MAINTENANCE

1.0   PERFORMANCE MONITORING AND REPORTING

      1.1 Provider shall be responsible for performing surveillance on the Network. However, MCI may also perform surveillance on Provider' s Network.

      1.2 MCI, at its expense, may provide surveillance equipment to the terminating equipment Network side of the DSX-1 cross connect frame connected to Provider's transmission equipment situated in MCI's locations, which will provide the MCI's Surveillance System Operations group with the ability to perform surveillance of the Capacity to MCI's Customer locations.

      1.3 Alarms related to the Capacity will be reported immediately to Provider by the MCI Surveillance System Operations group.

2.0   MAINTENANCE

      2.1 Provider shall be responsible for maintaining, repairing and testing the Capacity and the Network, including Provider-owned equipment in Customer and MCI locations. MCI shall permit Provider to access its equipment in MCI locations for the purpose of testing the Capacity in accordance with procedures which MCI, in its sole discretion, deems appropriate, including, but not limited to, the provisions of paragraph
      2.9 of this Exhibit G.

      2.2 Provider shall perform all maintenance functions, except as provided for in paragraph 2.9 of this Exhibit G and in paragraph 7.1 of this Agreement, on the Capacity and/or Network between the Demarcation Point(s) twenty-four (24) hours per day, seven (7) days per week. Provider scheduled maintenance will be performed between 12:00 A.M. and 6:00 A.M. unless otherwise agreed between Provider and MCI, with the exception of scheduled maintenance on DDN services, which are to performed between 12:00 A.M. and 6:00 A.M. on the second or third Sunday of a month, unless otherwise approved by MCI.

      2.3 Specifications. Maintenance of the Capacity and/or Network shall be performed to meet the manufacturer's specifications and those provided for in this Agreement. MCI shall have the right to review Provider's maintenance procedures and maintenance records.

      2.4 Coordination. Any maintenance and/or service function performed by Provider on the Network which will or could affect the Capacity provided to MCI shall be coordinated and scheduled through MCI's Surveillance System Operations group pursuant to Article VI and this Exhibit G.

      2.5 Response and Repair Times. In the event of a Capacity failure, Provider shall begin restoring service to the affected Capacity within the following time frames:

            (i) Electronic Restoration. In the event of an electronics failure, Provider shall restore Capacity to the affected electronics within
            * of notification by MCI's Surveillance System Operations group.

            (ii) Cable Restoration. In the event of a cable failure, Provider shall begin cable restoration * after the faulty cable is identified. Provider shall reroute all affected MCI Circuits to an alternate route * after location of such failure has been determined. The cable shall be restored no later * after failure.

            (iii) Emergency Reconfiguration. If the affected Network has the capability to provide route reconfiguration to maintain Capacity between the Demarcation Points, Provider shall provide reconfiguration if other means of restoration will not restore the Capacity within the time frames provided in subparagraphs (i) and
            (ii) above. Reconfiguration will begin * after the need to re-configure has been determined.

      2.6 Trouble reporting. Provider shall maintain a twenty-four (24) hour a day, seven (7) day a week point-of-contact for MCI to report Capacity troubles. Provider shall furnish MCI with periodically updated lists for Network management.

            2.6.1 Each party shall furnish the other with a list of its personnel authorized to issue trouble reports under this Agreement. Each party shall accept trouble reports without delay from these personnel whenever, after the performance of appropriate tests, trouble is located in the facilities provided by such party under this Agreement and shall cause further testing and sectionalization to be done to determine whether the trouble is located in the provider's facilities, switching vehicle, equipment or another source. If such testing is ineffective, each party will work with the other to assist with


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                        the localization of the trouble. Such cooperative
                        testing will normally be limited to continuity testing under a party's existing practices. If the trouble is sectionalized to a party's facilities, switching vehicle or equipment, such party shall take all necessary steps to clear the trouble and restore the Capacity.

            2.6.2 If a party becomes aware of any condition, circumstance or failure that could adversely affect the Capacity, such party shall immediately notify the other. A party may, upon obtaining consent from the other party, temporarily interrupt the Capacity to perform needed testing.

            2.6.3 When troubles are reported by either party, specific trouble tracking information will be exchanged with the other party. To facilitate the exchange of information, each party will maintain a trouble log of all trouble reports. The trouble log shall include the following information:

                  1.    serialization of each trouble report;
                  2.    the nature of the reported trouble;
                  3.    date and time of the trouble report;
                  4. name and telephone number of the person reporting trouble;
                  5. name and telephone number of the person receiving the trouble report;
                  6.    diagnosis of trouble;
                  7.    date and time of trouble clearance;
                  8. name and telephone number of the person reporting trouble clearance; and
                  9. name and telephone number of the person receiving trouble clearance.

            2.6.4 Each party shall furnish to the other status reports of each trouble report with thirty (30) minutes of the initial report and periodically thereafter.

            2.6.5 Whenever a party designates a recurring trouble to be chronic in nature, each party shall immediately perform an investigation of the recent trouble history and report the findings to the other.

      2.7 Equipment spares. Provider will supply all maintenance spares plus repair and return service of defective parts.


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            Provider will be responsible for furnishing storage space for maintenance spares.

      2.8   Scheduled Maintenance.

            2.8.1 Maintenance which may place the Capacity in jeopardy or require Capacity down time will normally be performed during the "Maintenance Window" of 12:00 midnight and 6:00 A.M., and shall be mutually agreed to by MCI and Provider. Provider shall request permission from the MCI Surveillance System Operations group at least seventy-two (72) hours prior to commencing any such scheduled maintenance work.

            2.8.2 Provider maintenance personnel shall notify MCI prior to beginning scheduled maintenance work and must receive authorization to proceed. Provider personnel shall notify MCI upon completion of scheduled maintenance work and must receive verification from MCI that the Capacity is fully operational.

      2.9   Access to Equipment and Facilities.

            2.9.1 Each party shall comply with rules, regulations and restrictions which apply to the premises or facilities of the other party in which such party has installed its equipment. Such rules, regulations and restrictions may include, without limitation, the following:

                        - Visitors may be denied admission unless they present satisfactory identification or are identified on an authorized personnel list, or both.

                        - Visitors may be required to be accompanied by authorized personnel or be subject to other access restrictions.


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            2.9.2       MCI shall have the right to be present during any
                        equipment testing and during any scheduled and non-scheduled maintenance activity. Provider shall notify MCI in advance of any such activity.


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                                    EXHIBIT H

                PROVIDER RESPONSIBILITIES AND SYSTEM CRITERIA

1.0   PROVIDER RESPONSIBILITIES

      Unless otherwise provided in the applicable Service Agreement, Provider shall furnish the following:

(i) full-duplex, full time DS-0 and/or DS-1 and/or DS-3 Circuits between Provider-furnished cross-connect panels at designated Demarcation Points, provided by a fiber-optic transmission Network. MCI will provide the connections from the designated Demarcation Points to MCI's equipment. Provider will supply the connections from the designated Demarcation Point(s) to Customer's equipment, upon request from MCI.

(ii)  at the Demarcation Points, digital signals which meet the Specifications.

      Provider shall not use any equipment to furnish the Capacity that will in any way harm or restrict test access by MCI, including, but not limited to, the in-band looping codes utilized to test Channel Service Units (CSUs).

2.0   CAPACITY INTERRUPTION

      An interruption begins when MCI reports a trouble on any one or more Circuits to Provider in accordance with Exhibit G. Provider will provide diagnostics and perform corrective action as necessary to timely restore the affected Circuit(s) in accordance with the Specifications. Upon correction of the trouble, Provider will contact MCI and advise of the action taken to correct the problem. MCI will consult with MCI's Customer regarding acceptability of the Circuits and upon Customer's confirmation that the Circuits are acceptable, Provider will be so notified and the trouble will be considered as having been cleared at the time that Provider last reported clearance of same, immediately prior to Customer's confirmation.

      If, during the testing of the affected Circuit(s), it is determined that the Circuit(s) is operating normally and within the parameters of the Specifications and the same is confirmed by Customer through MCI then such interruption shall not be considered a Capacity Interruption for credit purposes.


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3.0   SYSTEM ACCEPTANCE CRITERIA

The following acceptance tests will be conducted:

      DS-0, DS-1 and/or DS-3: A test for a period of seventy-two (72) hours where Bit Error Ratio ("BER") , Error Free Seconds ("EFS") and Burst Error Seconds ("BES") shall meet the parameters of the Specifications.

      Protection Switch Operation: The protection switch shall operate within all manufacturer's specific operating parameters.

      Equipment Alarm and Status Indication Functionality: All equipment alarm functions and status indicators provided by the equipment vendor will function properly under all simulated (non-destructive) alarm conditions.

4.0   INTERCONNECTION

4.1 Interconnection of Provider's, MCI's or MCI's Customer's telecommunications equipment to the Demarcation Point will be performed by MCI, Provider or Customer, at MCI's sole discretion.

4.2 Provider shall supply and connect any special interface equipment or facilities necessary to achieve compatibility between Provider, MCI and/or MCI's Customer at the Demarcation Points. If such special interface equipment or facilities are required because MCI's equipment or MCI's Customer's equipment deviates from industry standards, then such entity shall be responsible for supplying and connecting any special interface equipment or facilities necessary to achieve compatibility.


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